                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  August 26, 2002

(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                           $10,335,758.95
                           -------------
                         (  $ 0.0000369, per $1,000 original principal amount of the Notes)
                           -------------
(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                           $16,762,260.08
                           -------------
                         (  $ 0.0000268, per $1,000 original principal amount of the Notes)
                           -------------
(iii)     Amount of principal being paid or distributed in respect of the Class M Notes:
                            $0.00
                           -------------
                         (   $      -  , per $1,000 original principal amount of the Notes)
                           -------------
(iv)      Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                           $56,329.89
                           -------------
                         (  $ 0.0000002, per $1,000 original principal amount of the Notes)
                           -------------
(v)       Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                           $3,640,625.00
                           -------------
                         ( $   0.0000058, per $1,000 original principal amount of the Notes)
                           -------------
(vi)      (a)     Amount of interest being paid or distributed in respect of the Class M Notes:
                           $180,750.00
                           -------------
                         (  $ 0.0000060, per $1,000 original principal amount of the Notes)
                           -------------
          (b)     Amount of interest being paid or distributed in respect of the Class M Strip:
                            $ 14,250.00
                           ------------
                         (  $ 0.0000005, per $1,000 original principal amount of the Notes)
                           -------------
(vii)     Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
          (1)     Distributed to Class A-1 Noteholders:
                            $0.00
                           -------------
                         (   $      -   , per $1,000 original principal amount of the Notes)
                           -------------

          (2)     Distributed to Class A-2 Noteholders:
                            $0.00
                           -------------
                         (   $      -  , per $1,000 original principal amount of the Notes)
                           -------------
          (3)     (a)      Distributed to Class M Noteholders:
                            $0.00
                           -------------
                         (   $      -  , per $1,000 original principal amount of the Notes)
                           -------------
                  (b)      Distributed to Class M Strip:
                            $0.00
                           -------------
                             $      -  , per $1,000 original principal amount of the Notes)
                           -------------
          (4)     Balance on Class A-1 Notes:
                            $0.00
                           -------------
                         (   $      -  , per $1,000 original principal amount of the Notes)
                           -------------
          (5)     Balance on Class A-2 Notes:
                            $0.00
                           -------------
                         (   $      -  , per $1,000 original principal amount of the Notes)
                           -------------


                              Page 7 of 8 pages

                                                                        Page 2

          (6)     (a)      Balance on Class M Notes:
                            $0.00
                           ----------------
                         (   $         -    , per $1,000 original principal amount of the Notes)
                           ----------------
                  (b)      Balance on Class M Strip:
                            $0.00
                           ----------------
                         (   $         -    , per $1,000 original principal amount of the Notes)
                           ----------------
(viii)    Payments made under the Cap Agreement on such date:     August 23, 2002
                                               -------------------------------------
                         (  $0.00            with respect to the Class A-1 Notes,
                           ----------------
                         (  $0.00            with respect to the Class A-2 Notes,
                           ----------------
                         (  $0.00            with respect to the Class M Notes,
                           ----------------
(ix)      Pool Balance at end of related Collection Period:     $703,237,739.92
                                                           ---------------------------------
(x)       After giving effect to distributions on this Distribution Date:
          (a)     (1)      Outstanding principal amount of Class A-1 Notes:           $0.00
                                                                           ---------------------------
                  (2)      Class A-1 Note Pool Factor:             -
                                                      --------------------
          (b)     (1)      Outstanding principal amount of Class A-2 Notes:      $608,237,739.92
                                                                           ---------------------------
                  (2)      Class A-2 Note Pool Factor:    0.97318038
                                                      --------------------
          (c)     (1)      Outstanding principal amount of Class M Notes:         $30,000,000.00
                                                                           ---------------------------
                  (2)      Class M Note Pool Factor:      1.00000000
                                                      --------------------
          (d)     (1)      Outstanding principal amount of Certificates:          $65,000,000.00
                                                                           ---------------------------
                  (2)      Certificate Pool Factor:       1.00000000
                                                      --------------------
(xi)      Note Interest Rate for the Notes:
          (a)     In general
                  (1)      Three-Month Libor was
                           1.9000000%  for the current period
                           ------------
                  (2)      The Student Loan Rate was:   Not Applicable (1)
                                                        ------------------
          (b)     Note Interest Rate for the Class A-1 Notes:    2.1800000%   (Based on 3-Month LIBOR)
                                                              ---------------
          (c)     Note Interest Rate for the Class A-2 Notes:    2.3300000%   (Based on 3-Month LIBOR)
                                                              ---------------
          (d)     Note Interest Rate for the Class M Notes:      2.6000000%   (Based on 3-Month LIBOR)
                                                              ---------------
(xii)     (a)     Amount of Master Servicing Fee for  related Collection Period:      $886,986.71
                                                                                  ----------------------------
                            $ 0.000003168, per $1,000 original principal amount of the Class A-1 Notes.
                           --------------
                            $ 0.000001419, per $1,000 original principal amount of the Class A-2 Notes.
                           --------------
                            $ 0.000029566, per $1,000 original principal amount of the Class M Notes.
                           --------------
(xiii)            Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ----------------------------
                            $ 0.000000011, per $1,000 original principal amount of the Class A-1 Notes.
                           --------------
                            $ 0.000000005, per $1,000 original principal amount of the Class A-2 Notes.
                           --------------
                            $ 0.000000100, per $1,000 original principal amount of the Class M Notes.
                           --------------
(xiv)     (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:    $14,121.53
                                                                                                 --------------------
          (b)     Delinquent Contracts                    # Disb.          %               $ Amount              %
                                                          -------         ---              --------             ---
                  30-60 Days Delinquent                    1,604         1.75%         $  15,890,843            2.94%
                  61-90 Days Delinquent                      690         0.75%         $   7,627,420            1.41%
                  91-120 Days Delinquent                     368         0.40%         $   3,655,895            0.68%
                  More than 120 Days Delinquent              970         1.06%         $  10,423,716            1.93%
                  Claims Filed Awaiting Payment              254         0.28%         $   1,679,926            0.31%
                                                       ----------      --------       ---------------        --------
                     TOTAL                                 3,886         4.23%         $  39,277,800            7.27%
(xv)      Amount in the Prefunding Account:      $0.00
                                           ------------------------------
(xvi)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                  Subsequent Pool Student Loans:    0.00

       (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.




                                Page 8 of 8 pages